Dear Shareholder:

If I could relive 1998, I might have been inclined to work a lot less. Perhaps I could have played some golf instead of digging through balance sheets, income statement and difficult footnotes. The fact is, I don't play golf and even if I did, without the advantage of hindsight, I do not believe I would have changed any investment decision.

In 1998, all one needed to do to achieve superb performance was buy the 20 or 30 largest U.S. corporations or, if income was the primary objective, invest in 10 year U.S. Government bonds. For diversified equity or income portfolio managers, it was nearly impossible to beat this simple formula. As 1998 came to a close and as we begin 1999, this simplistic investment formula has now become the conventional wisdom, expected to create great wealth for investors in the months and years ahead.

An obvious exception to the new investment precept is The Maxus Laureate Fund. Fund manager Alan Miller produced a 35% return in 1998 without owning one of the 30 corporate giants. Rather than buying and holding, Alan's formula is knowing when to be in and out of the market. With a market as volatile as we have experienced in recent months, Alan's exceptional talents were exercised to their full potential, proving that hard work still has a place in the creation of wealth.

The value style of investing, as characterized by the Maxus Equity, Maxus Aggressive Value and Maxus Ohio Heartland Funds, was clearly out of favor in 1998, at least relative to the capitalization weighted S&P 500. Against the benchmark of the Russell 2000, however, the Maxus Aggressive Value Fund had an excellent year (measured from inception on March 1, 1998), and thus far in 1999, Maxus Aggressive Value is showing up near the top of all national microcap mutual funds.

Investors always have choices. The current wisdom suggests that investors should pay 30 to 80 times earnings for companies whose earnings growth is projected to be no more than 15% annually by analysts who almost always err on the high side. Our formula is to seek out companies whose current market values are less than their private market values and whose prospects for greater success are exceptionally high.

During the past several months I have come to sense that the more sophisticated investors are moving away from last year's overvalue approach and toward the value style. If this trend continues, the Maxus Funds are exceptionally poised to outperform the competition. Whatever the prospects for the immediate future, however, the record shows that long term investors focused on value have always outperformed other investors and investment styles.

/s/ Richard A Barone

Richard A Barone

 Maxus Laureate Fund
                                                         Schedule of Investments
                                                                December 31,1998

 Shares/Principal Amount                              Market Value   % of Assets

Mutual Funds Equity
 52,271       American Century 20th
              Century Intl Growth                       500,754
 14,667       Baron Asset                               741,252
    137       Heartland Value                             4,018
 35,809       Invesco European                          639,915
  7,109       Invesco Health Sciences                   433,928
 14,675       Janus Overseas                            294,674
 25,284       Montgomery Emerging Asia                  200,506
 42,847       Montgomery Global Communications          918,201
  1,211       Mutual Series European Class Z             15,180
 57,014       Oakmark Small Cap                         842,104
 16,461       Robertson Stephens Inv Microcap Growth A  234,733
 55,032       Robertson Stephens Information Age        988,382
 21,202       Robertson Stephens Inv Emerging Growth    486,584
 15,510       Rydex Nova                                515,388
 20,414       Rydex OTC                                 844,305
    417       Turner Small Cap Equity                    11,138
                                                      7,671,062         95.07%
 Cash Equivalents
428,026      Star Bank Treasury                         428,026          5.31%

        Total Investments (Cost - $6,962,645)         8,099,088        100.38%

        Other Assets Less Liabilities                   (31,015)        -0.38%

        Net Assets - Equivalent                       8,068,073        100.00%

Non-income producing securities.
    The accompanying notes are an integral part of the financial statements.

Statement of Assets & Liabilities
Maxus Laureate Fund                                            December 31, 1998

                                                                   Laureate Fund
Assets:
     Investment Securities at Market Value                            8,099,088
      (Identified Costs - $6,962,645)
     Cash                                                                 4,936
     Receivables:
       Receivable for investment securities sold                              -
       Dividends and interest receivable                                  5,294
     Unamortized organization costs                                           -
Total Assets                                                          8,109,318

Liabilities:
     Payable for investment purchased                                         -
     Payable for shareholder distributions                                    -
     Accrued Expenses                                                    41,245
Total Liabilities                                                        41,245
Net Assets                                                            8,068,073

Net Assets Consist Of:
     Capital Paid In                                                  6,931,630
     Undistributed Net Investment Income                                      -
     Accumulated Realized Gain (Loss) on Investments - Net                    -
     Unrealized Appreciation in Value
          of Investments Based on Identified Cost - Net               1,136,443
Net Assets                                                            8,068,073

Net Assets:
     Investors Shares                                                 8,059,194
     Institutional Shares                                                 8,879
          Total                                                       8,068,073

Shares of capital stock
     Investors Shares                                                   606,564
     Institutional Shares                                                   668
          Total                                                         607,232

Net asset value per share
     Investors Shares                                                    $13.29
     Institutional Shares                                                $13.29

    The accompanying notes are an integral part of the financial statements.

Statement of Operations
Maxus Laureate Fund                                            December 31, 1998

                                                                   Laureate Fund
Investment Income:
Dividend income                                                         $21,113
Interest income                                                          51,673
Total Income                                                             72,786
Expenses:
Investment advisory fees (Note 2)                                        47,163
Distribution fees (Investor shares)                                      23,580
Distribution fees (Institutional shares)                                      -
Custodial fees                                                            4,013
Organization costs                                                        1,149
Transfer agent fees/Accounting and Pricing                               24,713
Legal                                                                     5,948
Audit                                                                     6,200
Registration and filing fees                                              2,047
Trustee fees                                                                600
Printing & Other Miscellaneous                                           10,135
Total Expenses                                                          125,548

Net Investment Income (Loss)                                            (52,762)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments                                     468,275
Distribution of Realized Capital Gains
  from other Investment Companies                                             -
Unrealized Gain (Loss) from Appreciation
  (Depreciation) on Investments                                       1,125,684
Net Realized and Unrealized Gain (Loss) on Investments                1,593,959

Net Increase (Decrease) in Net Assets from Operations                $1,541,197

    The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Maxus Laureate Fund                                            December 31, 1998

                                                             Maxus Laureate Fund
                                                           01/01/98     01/01/97
                                                              to           to
                                                           12/31/98     12/31/97
From Operations:
     Net Investment Income                                 (52,762)     155,271
     Net Realized Gain (Loss) on Investments               468,275      156,212
     Net Unrealized Appreciation (Depreciation)          1,125,684      (95,242)
Increase (Decrease) in Net Assets from Operations        1,541,197      216,241

Distributions to investor shareholders:
     Net Investment Income                                       -     (155,173)
     Net Realized Gain (Loss) from Security Transactions  (417,895)    (156,184)

Distributions to institutional shareholders:
     Net Investment Income                                       -            -
     Net Realized Gain (Loss) from Security Transactions      (463)           -
Change in net assets from distributions                   (418,358)    (311,357)

From Capital Share Transactions:
     Proceeds from sale of shares                        4,475,218    1,753,927
     Dividend reinvestment                                 409,851      293,207
     Cost of shares redeemed                            (1,335,080)  (1,712,497)
Change in net assets from capital transactions           3,549,989      334,637
Change in net assets                                     4,672,828      239,521

Net Assets:
     Beginning of period                                 3,395,245    3,155,724
     End of period                                       8,068,073    3,395,245

Share Transactions:
     Issued                                                359,682      155,832
     Reinvested                                             30,779       28,121
     Redeemed                                             (110,248)    (148,601)
Net increase (decrease) in shares                          280,213       35,352
Shares outstanding beginning of period                     327,019      291,667
Shares outstanding end of period                           607,232      327,019

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
Maxus Laureate Fund                                              Investor Shares
Selected data for a share of capital stock outstanding throughout the period indicated

                                            01/01/98    01/01/97    01/01/96    01/01/95    01/01/94
                                               to          to          to          to          to
                                            12/31/98    12/31/97    12/31/96    12/31/95    12/31/94
Net Asset Value -
     Beginning of Period                     10.38       10.82        9.82        9.62        9.96
Net Investment Income                        (0.12)       0.52       (0.08)      (0.19)      (0.08)
Net Gains or Losses on Securities
     (realized and unrealized)                3.76        0.07        2.14        1.57       (0.26)
Total from Investment Operations              3.64        0.59        2.06        1.38       (0.34)
Distributions
     Net investment income                       -       (0.52)          -           -           -
     Capital gains                           (0.73)      (0.51)      (1.06)      (1.18)          -
     Return of capital                           -           -           -           -           -
          Total Distributions                (0.73)      (1.03)      (1.06)      (1.18)          -
Net Asset Value -
     End of Period                          $13.29      $10.38      $10.82       $9.82       $9.62

Total Return *                               35.14%       5.49%      21.03%      14.41%      -3.41%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)      8,059       3,395       3,156       1,510       1,998
Ratio of expenses to average net assets *     2.63%       2.49%       3.92%       3.85%       3.60%
Ratio of net income to average net assets *  -1.10%       4.19%      -0.73%      -1.69%      -0.87%
Portfolio turnover rate *                     2792%       1511%       1267%       1377%        469%


                                                            Institutional Shares

                                                   02/01/98
                                                      to
                                                   12/31/98
Net Asset Value -
     Beginning of Period                            10.38
Net Investment Income                               (0.11)
Net Gains or Losses on Securities
     (realized and unrealized)                       3.76
Total from Investment Operations                     3.65
Distributions
     Net investment income                              -
     Capital gains                                  (0.73)
     Return of capital                                  -
          Total Distributions                       (0.73)
Net Asset Value -
     End of Period                                 $13.30

Total Return *                                      35.24%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)                 9
Ratio of expenses to average net assets *            2.13%
Ratio of net income to average net assets *         -0.60%
Portfolio turnover rate *                            2792%

* Annualized

    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
                                                             Maxus Laureate Fund
                                                               December 31, 1998


1.)   SIGNIFICANT ACCOUNTING POLICIES
  The Fund is a diversified, open-end management investment company, organized as a Trust under the laws of the State of Ohio by a Declaration of Trust dated February 10, 1993. The Fund has an investment objective of achieving a high total return, a combination of capital appreciation and income, consistent with reasonable risk. This fund pursues its objective by investing exclusively in shares of other open-end registered investment companies, commonly called mutual funds. Significant accounting policies of the Fund are presented below:

  SECURITY VALUATION
  The Fund intends to invest exclusively in other open-end management investment companies (mutual funds). The investments in mutual funds are carried at market value. The market quotation used for mutual funds is the net asset value on the date on which the valuation is made.

  SECURITY TRANSACTION TIMING
  Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

  INCOME TAXES
  It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

  ESTIMATES
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.)   INVESTMENT ADVISORY AGREEMENT
  The Fund has entered into an investment advisory and administration agreement with Maxus Asset Management Inc, a wholly owned subsidiary of Resource Management Inc. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% on the first $150,000,000 of the Fund's net assets, and 0.75% of the Fund's net assets in excess of $150,000,000.


3.)   RELATED PARTY TRANSACTIONS
  Resource Management, Inc. has three wholly owned subsidiaries which provide services to the Fund. These subsidiaries are Maxus Asset Management Inc, Maxus Securities Corp, and Maxus Information Systems Inc. Maxus Asset Management was paid $47,163 in investment advisory fees during the fiscal year ended December 31, 1998. Maxus Securities, who served as the national distributor of the Fund's shares, was reimbursed $23,580 for distribution expenses. Maxus Information Systems, who provides accounting and shareholder services, received fees totaling $24,713 for services rendered to the Fund for the fiscal year ending December 31, 1998. Maxus Securities is a registered broker-dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. The fees collected by Maxus Securities represent transaction charges imposed by the custodian. Maxus Securities pays these charges to the custodian without a mark-up.

  At December 31, 1998, Maxus Securities Corp owned 10,000 shares in the Fund.

  Certain officers and/or trustees of the Fund are officers and/or directors of the Investment Advisor and Administrator. Each director who is not an "affiliated person" receives an attendance fee of $100 per meeting.

4.)CAPITAL STOCK AND DISTRIBUTION
  At December 31, 1998 an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $6,953,273.

  Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.


5.) ORGANIZATION COSTS Organization costs are being amortized on a straight line basis over a five year period which ended during February, 1998.


6.) PURCHASES AND SALES OF SECURITIES During the fiscal year ending December 31,
  1998 purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $102,083,239 and $99,315,754 respectively.


7.)  FINANCIAL   INSTRUMENTS   DISCLOSURE  There  are  no  reportable  financial
  instruments which have any off-balance
  sheet risk as of December 31, 1998.


8.) SECURITY TRANSACTIONS For Federal income tax purposes, the cost of investments owned at December 31, 1998 was the same as identified cost.

  At December 31, 1998, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

  Appreciation    (Depreciation)   Net Appreciation
                                    (Depreciation)
   1,149,796         (13,353)          1,136,443

8.)      RECLASSIFICATION
  In accordance with AICPA Statement of Position 93-2, the components of the net assets of the Fund have been reclassified to the extent that the net investment loss of ($21,643) sustained during the fiscal year ended December 31, 1998, which represents a permanent difference for income tax purposes, has been reclassified as a decrease in the net capital paid in.

                  INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
Maxus Laureate Fund:

We have audited the accompanying statement of assets and liabilities of Maxus Laureate Fund, including the schedule of portfolio investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the periods then ended, and financial highlights for each of the five years in the periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Maxus Laureate Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.





McCurdy & Associates CPA's, Inc.
Westlake, Ohio
January 12, 1999